Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts: Dominic Paschel salesforce.com Investor Relations 415-536-6250 dpaschel@salesforce.com

Jane Hynes salesforce.com Public Relations 415-901-5079 jhynes@salesforce.com

Salesforce.com Announces Record Fiscal Second Quarter Results

•	Revenue up 77% year-over-year to $71.9 million

•	Earnings per diluted share rise to $0.04, a 300% increase from the prior year period

•	Net Income rises to $5.0 million, up 331% year-over-year and up 15% sequentially

•	Paying Subscribers rise 41,000 to 308,000, up 83% year-over-year and up 15% sequentially

•	Raising Fiscal 2006 Guidance

SAN FRANCISCO, Calif. – August 17, 2005 – Salesforce.com (NYSE: CRM), the market and technology leader in on-demand customer relationship management, today announced results for its fiscal second quarter ended July 31, 2005.

“Customers are really responding to the power of the industry’s only complete on-demand platform. From large enterprises to small companies, customers are taking CRM to new levels of success with our customizable on-demand service,” said Marc Benioff, chairman and CEO of salesforce.com. “As we head into our third annual Dreamforce user and developer conference in September, our momentum continues to be very strong. It took us four years to reach our first hundred thousand subscribers, a year and a quarter to reach our second hundred thousand subscribers, and now only 3 quarters to reach our third hundred thousand subscribers.”

Salesforce.com delivered the following results for the second quarter of fiscal year 2006:

Revenue: Total revenue was $71.9 million, an increase of 77% on a year-over-year basis and an increase of 12% on a quarter-to-quarter basis. Subscription and support revenues were $65.6 million, an increase of 82% on a year-over-year basis and an increase of 13% on a quarter-to-quarter basis. Professional services and other revenues were $6.3 million, an increase of 38% on a year-over-year basis and an increase of 5% on a quarter-to-quarter basis.

Earnings per Share: Earnings per diluted share were $0.04, as compared to $0.01 per share for the prior year period.

Net Income: Net income was $5.0 million, an increase of 331% on a year-over-year basis and an increase of 15% on a quarter-to-quarter basis. The second quarter effective tax rate was approximately 20% and average shares outstanding were 118.0 million.

Customers and Paying Subscribers: During the second quarter, the company added approximately 1,400 customers and approximately 41,000 paying subscribers. As of the end of the fiscal second quarter, the company had approximately 16,900 customers and approximately 308,000 paying subscribers.

Cash: Cash from operations for the fiscal second quarter was $14.1 million.

Deferred Revenue: Deferred revenue as of July 31, 2005 was $117.3 million, an increase of 91% on a year-over-year basis and 12% on a quarter-to-quarter basis.

Salesforce.com is raising guidance for the fiscal year 2006, ending January 31, 2006, and initiating guidance for its fiscal third quarter 2006 based on information as of August 17, 2005:

FY06 Revenue: Expected to be in the range of approximately $298 million to approximately $303 million.

FY06 Diluted EPS: Expected to be in the range of approximately $0.13 to approximately $0.16, based on an estimated average of 120 million diluted shares outstanding and an estimated effective tax rate of 20%.

Salesforce.com is providing, for the first time, third quarter fiscal year 2006 guidance based on information as of August 17, 2005:

Q3 FY06 Revenue: Expected to be in the range of approximately $78 million to approximately $80 million.

Q3 FY06 Diluted EPS: Expected to be in the range of approximately $0.02 to approximately $0.04, based on an estimated average of 120 million diluted shares outstanding and an estimated effective tax rate of 20%.

Quarterly Conference Call

Salesforce.com will host a conference call to discuss its second quarter results at 2:00 p.m. Pacific Daylight Time today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations Web site at http://www.salesforce.com/investor. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call in to the conference call can do so by dialing (913) 981-4901 or (800) 811-0667, passcode 1884741. A replay will be available until midnight on August 31, 2005 and can be accessed by dialing, (719) 457-0820 or (888) 203-1112, passcode: 1884741.

About salesforce.com

Salesforce.com is the market and technology leader in on-demand customer relationship management (CRM). Through its award-winning salesforce.com family of products including Salesforce (http://www.salesforce.com) and Supportforce (http://www.supportforce.com), the company provides a comprehensive suite of CRM applications to help enterprises of all sizes, industries and geographies meet the complex challenge of sharing and managing information on-demand. Salesforce and Supportforce are built on the Sforce client/service integration platform and include the Customforce tool for complete on-demand customization. Sforce (http://www.sforce.com) and Customforce (http://www.customforce.com) allow customers and independent software vendors to customize and integrate salesforce.com’s products, as well as build their own on-demand enterprise applications. As of July 31, 2005, salesforce.com manages customer information for approximately 16,900 customers and approximately 308,000 paying subscribers including Advanced Micro Devices (AMD), America Online (AOL), Automatic Data Processing (ADP), Avis/Budget Rent A Car (Cendant Rental Car Group), Dow Jones Newswires, Nokia, Polycom and SunTrust Banks. Any unreleased services or features referenced in this or other press releases or public statements are not currently available and may not be delivered on time or at all. Customers who purchase our services should make their purchase decisions based upon features that are currently available. Salesforce.com has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol “CRM”. For more information please visit http://www.salesforce.com, or call 1-800-NO-SOFTWARE.

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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about expected revenue and earnings for the third fiscal quarter of 2006 and the full fiscal year 2006, the achievement of which involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include - but are not limited to - risks associated with possible fluctuations in our operating results and rate of growth, errors, interruptions or delays in our service or our Web hosting, our new business model, our history of operating losses, the possibility that we will not remain profitable, breach of our security measures, the emerging market in which we operate, our relatively limited operating history, our ability to hire, retain and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, unanticipated changes in our effective tax rate, fluctuations in the number of shares outstanding, foreign currency exchange rates and interest rates.

Further information on these and other factors that could affect our financial results is included in the reports on Form 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q for the period ended April 30, 2005 and our Form10-K for the fiscal year ended January 31, 2005. These documents are available on the SEC Filings section of the Investor Information section of our website at www.salesforce.com/investor.

Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Salesforce.com is a registered trademark of, and Sforce, Customforce.com and Supportforce.com are trademarks of, salesforce.com, Inc., San Francisco, California. Other names used may be trademarks of their respective owners.

salesforce.com, inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2005	2004	2005	2004
Revenues:
Subscription and support	$65,638	$36,017	$123,828	$67,133
Professional services and other	6,305	4,564	12,292	8,287

Total revenues	71,943	40,581	136,120	75,420
Cost of revenues (1):
Subscription and support	8,013	2,699	13,349	4,981
Professional services and other	8,224	5,483	14,853	9,564

Total cost of revenues	16,237	8,182	28,202	14,545
Gross profit	55,706	32,399	107,918	60,875
Operating expenses (1):
Research and development	5,470	2,074	9,772	4,201
Marketing and sales	34,688	22,525	69,190	42,940
General and administrative	11,355	6,635	20,778	12,208
Lease recovery	0	0	(285)	0

Total operating expenses	51,513	31,234	99,455	59,349
Income from operations	4,193	1,165	8,463	1,526
Interest, net	1,693	348	3,134	491
Other income	666	5	710	25

Income before provision for income taxes and minority interest	6,552	1,518	12,307	2,042
Provision for income taxes	1,310	202	2,461	272

Income before minority interest	5,242	1,316	9,846	1,770
Minority interest in consolidated joint venture	(202)	(146)	(426)	(163)

Net income	$5,040	$1,170	$9,420	$1,607

Basic net income per share	$0.05	$0.02	$0.09	$0.03
Diluted net income per share	$0.04	$0.01	$0.08	$0.02
Shares used in computing basic net income per share	106,614	64,524	105,918	48,106
Shares used in computing diluted net income per share	117,974	107,749	117,181	104,079

(1) Amounts include stock-based expenses, as follows:

Cost of revenues	$160	$187	$310	$357
Research and development	91	80	179	169
Marketing and sales	365	408	727	822
General and administrative	322	425	578	629

Total stock-based expenses	$938	$1,100	$1,794	$1,977

salesforce.com, inc.

Condensed Consolidated Statements of Operations

As a percentage of total revenues:

(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2005	2004	2005	2004
Revenues:
Subscription and support	91%	89%	91%	89%
Professional services and other	9	11	9	11

Total revenues	100	100	100	100
Cost of revenues:
Subscription and support	11	6	10	6
Professional services and other	12	14	11	13

Total cost of revenues	23	20	21	19
Gross profit	77	80	79	81
Operating expenses:
Research and development	7	5	7	6
Marketing and sales	48	56	51	57
General and administrative	16	16	15	16
Lease recovery	0	0	0	0

Total operating expenses	71	77	73	79
Income from operations	6	3	6	2
Interest, net	2	1	2	1
Other income	1	0	1	0

Income before provision for income taxes and minority interest	9	4	9	3
Provision for income taxes	(2)	(1)	(2)	(1)

Income before minority interest	7	3	7	2
Minority interest in consolidated joint venture	0	0	0	0

Net income	7%	3%	7%	2%

Stock-based expenses as a percentage of total revenues, as follows:

Cost of revenues	0%	1%	0%	1%
Research and development	0	0	0	0
Marketing and sales	1	1	1	1
General and administrative	0	1	0	1

Total stock-based expenses	1%	3%	1%	3%

salesforce.com, inc.

Condensed Consolidated Balance Sheets

(in thousands)

	July 31, 2005	January 31, 2005
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$25,140	$35,731
Short-term marketable securities	109,270	83,087
Accounts receivable, net	50,184	48,874
Deferred commissions	8,513	7,556
Prepaid expenses and other current assets	6,714	3,467

Total current assets	199,821	178,715
Marketable securities, noncurrent	98,300	87,120
Restricted cash	3,307	3,191
Fixed assets, net	17,280	7,637
Deferred commissions, noncurrent	2,030	2,057
Other assets	2,937	1,779

Total assets	$323,675	$280,499

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,941	$2,525
Accrued expenses and other current liabilities	32,085	32,467
Income taxes payable	864	216
Deferred revenue	117,311	95,900
Current portion of capital lease obligations	606	563

Total current liabilities	154,807	131,671
Capital lease obligations, net of current portion	489	721
Long-term lease abandonment liability and other	1,171	1,596
Minority interest	1,806	1,380

Total liabilities	158,273	135,368
Stockholders’ equity:
Common stock	108	105
Additional paid-in capital	226,618	217,248
Deferred stock-based compensation	(3,996)	(5,908)
Notes receivables from stockholders	0	(727)
Accumulated other comprehensive loss	(2,160)	(999)
Accumulated deficit	(55,168)	(64,588)

Total stockholders’ equity	165,402	145,131

Total liabilities and stockholders’ equity	$323,675	$280,499

salesforce.com, inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2005	2004	2005	2004
Operating activities:
Net income	$5,040	$1,170	$9,420	$1,607
Adjustments to reconcile net income to cash provided by operating activities:
Minority interest	202	146	426	163
Depreciation and amortization	1,468	679	2,589	1,427
Amortization of deferred commissions	3,326	3,875	6,728	7,468
Lease recovery	0	0	(285)	0
Expenses related to stock-based awards	938	1,100	1,794	1,977
Changes in assets and liabilities	3,098	7,965	11,310	8,952

Net cash provided by operating activities	14,072	14,935	31,982	21,594

Investing activities:
Restricted cash	(22)	760	(116)	754
Changes in marketable securities	(31,518)	(73,361)	(38,033)	(86,185)
Capital expenditures	(3,372)	(484)	(12,529)	(762)

Net cash used in investing activities	(34,912)	(73,085)	(50,678)	(86,193)

Financing activities:
Proceeds from the issuance of common stock, net of issuance costs	0	113,768	0	113,768
Proceeds from the exercise of stock options and warrants	5,290	92	7,442	1,734
Collection of notes receivables	0	0	727	0
Principal payments on capital lease obligations	(171)	(157)	(311)	(215)
Repurchase of unvested shares	(24)	(7)	(28)	(43)
Proceeds from subsidiary stock offerings	0	40	0	40

Net cash provided by financing activities	5,095	113,736	7,830	115,284

Effect of exchange rate changes	281	(53)	275	(55)

Net increase (decrease) in cash and cash equivalents	(15,464)	55,533	(10,591)	50,630
Cash and cash equivalents, beginning of period	40,604	5,560	35,731	10,463

Cash and cash equivalents, end of period	$25,140	$61,093	$25,140	$61,093

salesforce.com, inc.

Additional Metrics

	July 31, 2005	April 30, 2005	January 31, 2005	October 31, 2004	July 31, 2004		April 30, 2004
Customer and subscriber data:
Approximate number of customers	16,900	15,500	13,900	12,500	11,100		9,800
Approximate number of paying subscriptions (1)	308,000	267,000	227,000	195,000	168,000		147,000
Full Time Equivalent Headcount	1,059	876	767	679	594		518
Financial data:
Cash, cash equivalents and marketable securities	$232,710	$217,004	$205,938	$185,014	$172,627	(2)	$43,733
Deferred revenue	$117,311	$104,645	$95,900	$74,240	$61,557		$52,340

	Three Months Ended July 31,		Six Months Ended July 31,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
Revenues by geography:
Americas	$57,689	$32,506	$108,601	$60,842
Europe	10,038	5,828	19,421	10,460
Asia Pacific	4,216	2,247	8,098	4,118

	$71,943	$40,581	$136,120	$75,420

As a percentage of total revenues:
Revenues by geography:
Americas	80%	80%	80%	81%
Europe	14	14	14	14
Asia Pacific	6	6	6	5

	100%	100%	100%	100%

(1)	Paying subscriptions are defined as unique user accounts, purchased by customers for use by their employees and other customer-authorized users that have not been suspended for non-payment and for which we are recognizing subscription revenue.

The October 31, 2004 and July 31, 2004 paying subscription metrics exclude approximately 2,500 and 2,000, respectively, paying subscriptions who were using the Company’s service, but for which the Company had delayed revenue recognition until specific new technology is completed.

(2)	Includes net proceeds of $113.8 million from the Company’s sale of common stock during its initial public offering in June 2004.

salesforce.com, inc.

GAAP / Non-GAAP Reconciliation

(unaudited)

	Three Months ended July 31,		Six Months ended July 31,
(in thousands, except per share data)	2005	2004	2005	2004
A reconciliation between operating expenses on a GAAP basis and non-GAAP operating expenses is as follows:
GAAP operating expenses	$51,513	$31,234	$99,455	$59,349
Lease recovery	0	0	285	0
Non-GAAP operating expenses	51,513	31,234	99,740	59,349
A reconciliation between income from operations on a GAAP basis and non-GAAP income from operations is as follows:
GAAP income from operations	$4,193	$1,165	$8,463	$1,526
Lease recovery	0	0	(285)	0
Non-GAAP income from operations	4,193	1,165	8,178	1,526
A reconciliation between income before provision for income taxes and minority interest and non-GAAP income before provision for income taxes and minority interest is as follows:
GAAP income before provision for income taxes and minority interest	$6,552	$1,518	$12,307	$2,042
Lease recovery	0	0	(285)	0
Non-GAAP income before provision for income taxes and minority interest	6,552	1,518	12,022	2,042
A reconciliation between provision for income taxes on a GAAP basis and non-GAAP provision for income taxes is as follows:
GAAP provision for income taxes	$1,310	$202	$2,461	$272
Income tax effect of lease recovery	0	0	(57)	0
Non-GAAP provision for income taxes	1,310	202	2,404	272
A reconciliation between income before minority interest on a GAAP basis and non-GAAP income before minority interest is as follows:
GAAP income before minority interest	$5,242	$1,316	$9,846	$1,770
Lease recovery	0	0	(285)	0
Income tax effect	0	0	57	0
Non-GAAP income before minority interest	5,242	1,316	9,618	1,770
A reconciliation between net income on a GAAP basis and non-GAAP net income is as follows:
GAAP net income	$5,040	$1,170	$9,420	$1,607
Lease recovery	0	0	(285)	0
Income tax effect	0	0	57	0
Non-GAAP net income	5,040	1,170	9,192	1,607
A reconciliation between basic net income per share on a GAAP basis and non-GAAP basic net income per share is as follows:
GAAP basic net income per share	$0.047	$0.018	$0.089	$0.033
Lease recovery	0.000	0.000	(0.003)	0.000
Income tax effect	0.000	0.000	0.001	0.000
Non-GAAP basic net income per share	$0.047	$0.018	$0.087	$0.033
A reconciliation between diluted net income per share on a GAAP basis and non-GAAP diluted net income per share is as follows:
GAAP diluted net income per share	$0.043	$0.011	$0.080	$0.015
Lease recovery	0.000	0.000	(0.002)	$0.000
Income tax effect	0.000	0.000	0.000	$0.000
Non-GAAP diluted net income per share	$0.043	$0.011	$0.078	$0.015

To supplement our consolidated financial statements presented on a GAAP basis, salesforce.com uses non-GAAP measures of income from operations, net income and earnings per diluted share, which are adjusted to exclude certain costs and income that we believe are appropriate to enhance the overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of salesforce.com’s underlying operational results and trends and our performance.

We believe the lease recovery item recorded in the first quarter of fiscal 2006 to be outside of our core operating results and thus appropriate to exclude from our financial results.

The presentation of additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.